UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2016 (March 14, 2016)

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 16, 2016, Western Gas Equity Partners, LP (“WGP”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the acquisition by Western Gas Partners, LP (“WES”) on March 14, 2016, of a 100% interest in Springfield Pipeline LLC (“Springfield”) from Anadarko Petroleum Corporation for $750.0 million, consisting of $712.5 million in cash and 1,253,761 WES common units. WES financed the cash portion of the acquisition through: (i) the issuance of 14,030,611 WES Series A Preferred units to private investors for net proceeds of $440.0 million, (ii) the issuance of 835,841 WES common units to WGP for proceeds of $25.0 million and (iii) $247.5 million in borrowings on WES’s revolving credit facility. WGP financed the purchase of WES common units through borrowings on its $250.0 million senior secured revolving credit facility. Springfield owns a 50.1% interest in a gathering system consisting of 548 miles of gas gathering lines (with a capacity of 795 MMcf/d) and 241 miles of oil gathering lines (with a capacity of 130 MBbls/d) which gathers Eagleford shale production in Dimmit, La Salle, Maverick and Webb counties in South Texas.
WGP has no independent operations or material assets other than its partnership interests in WES. The consolidated financial results of WES are included in WGP’s consolidated financial statements due to WGP’s 100% ownership interest in WES’s general partner and the control WES’s general partner has over WES.
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of Springfield and the unaudited pro forma financial statements of WGP required by Items 9.01(a) and 9.01(b) of Form 8-K, and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial Statements of Springfield Pipeline LLC as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K/A, incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of December 31, 2015, and for the years ended December 31, 2015, 2014 and 2013, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K/A, incorporated herein by reference.

(d)	Exhibits

	23.1	Consent of KPMG LLP.

	99.1	Financial Statements of Springfield Pipeline LLC as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013.

	99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of December 31, 2015, and for the years ended December 31, 2015, 2014 and 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	May 26, 2016	By:	/s/ Benjamin M. Fink
Benjamin M. Fink Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of KPMG LLP.

99.1	Financial Statements of Springfield Pipeline LLC as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of WGP as of December 31, 2015, and for the years ended December 31, 2015, 2014 and 2013.

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